UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-04739

                                 The Zweig Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                                     Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Zweig Fund, Inc.

Semiannual Report

June 30, 2015

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 6% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund did not distribute more than its income and net realized capital gains in the six months ended June 30, 2015 Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2015 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Fund, Inc. Shareholder:

I am pleased to share with you the manager’s report and commentary for The Zweig Fund, Inc. for the six-month reporting period ended June 30, 2015.

For the six months ended June 30, 2015, the Fund’s NAV decreased 0.46%, including $0.525 per share in reinvested distributions. During the same period, the S&P 500® Index, which serves as the Fund’s benchmark, increased 1.23%, including reinvested dividends. During the six-month period, the Fund’s average allocation was approximately 99% in equities and 1% in cash.

On behalf of the investment professionals at Zweig Advisers LLC, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact our customer service team at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Fund, Inc.

July 2015

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW

JUNE 30, 2015 (Unaudited)

Dear Shareholders:

In comparison to the price volatility the S&P 500® index historically experiences, the past several months have been unusually uneventful for equity prices on the whole. For the most part, U.S. stock markets have been in a relatively tight price range, and while new highs are being made in some averages, the large-cap S&P 500® has decidedly not broken out to higher levels thus far in 2015. Year to date, most foreign stock markets have been experiencing a renewed bull market, and until mid-June, the Chinese stock market was surging higher. However, there has been a decline in some markets on the uncertainty over a Greek exit from the euro and other geopolitical headwinds. Bond market volatility in the last few weeks has also thwarted the upward equity trend. The relative weakness in bond prices has also exacerbated the deterioration in more yield-oriented segments of the markets.

The benchmark 10-year U.S. Treasury yield jumped from 1.65% in late January to over 2.40% in June. In Europe, the benchmark 10-year German bund went from below 0.10% in April to nearly 1.00% in mid-June. Although rapid movements in bond prices can signal economic concerns, in this case, increasing economic activity at the margin and receding worries about the net effect of the Greek fiscal crisis on Europe are positives. The general rise in inflation expectations and increased optimism in global purchasing managers’ surveys are helping equities hang tight in the face of higher long-term interest rates. Certain segments of the equity markets, such as higher-dividend stocks, are experiencing deterioration, but the improvement in economic data is generally positive for corporate profits and economically sensitive stocks.

Overall, first quarter earnings came in above lowered expectations, but the strong dollar was a profit headwind. Further, the headline U.S. GDP number for the quarter weakened due to the dramatic drop in oil prices, which hurt energy companies’ capital expenditure, and cold weather, which hampered construction and shopping. The recent stabilization of currency markets, particularly the dollar against the euro, should mitigate the currency headwind effects for companies in upcoming quarterly earnings. Crude oil prices are still down nearly 50% from a year ago, which should be a significant net positive for the U.S. consumer, as roughly two-thirds of GDP is driven by consumer spending. We are seeing signs that this is indeed the case.

Economic data in the U.S. appears to be improving, with auto sales and housing generally showing gains over the course of the last few reports. Both of these big ticket areas demonstrate pent-up demand in two segments of the economy that were particularly hard hit by the financial crisis. In April, auto sales ticked up to an annualized rate of 17.7 million units, although the May numbers did drop slightly to 17.1 million units. To put these numbers in context, during the 2009 market bottom, annualized auto sales dropped to 9 million, and these latest numbers are the best since 2005. Furthermore, the strong sales are being accomplished without significant discounts and incentives, an impressive implication of consumer confidence and activity. Virtually all arenas of the housing market are showing improvement. Housing starts, new and existing home sales, and prices paid are all on the rise. While retail sales have been stubbornly low as a whole, it appears the improvements in jobs and wages are filtering through to a higher savings rate and lower debt servicing at the household level. When consumers are making purchases, it seems they are saving for bigger ticket items, such as a car or new house.

The Fund continues to have significant exposure to the consumer discretionary

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2015 (Unaudited)

sector. With the recent good news in both the auto and housing segments, we are encouraged by the macroeconomic environment and what this means for retail spending. We added positions in the portfolio that should benefit if both areas continue to strengthen. Conversely, we reduced exposure to the industrial sector by selling a couple of names that are dependent on a rebound in energy prices. At this juncture, we believe it unlikely there will be an imminent surge in the price of energy commodities, so we have moved investments accordingly.

Healthcare stocks have also done very well during the last six months. Many of these stocks have been in the market’s sweet spot, because healthcare has been the fastest growing of the traditionally defensive sectors. We believe the growth will continue as more Americans are insured by the Affordable Care Act, and the largest payer of healthcare costs, the federal government, expands its reach. Because we have generally avoided less cyclical areas of the market such as consumer staples and utilities, the portfolio holdings in healthcare have provided not only solid returns, but also acted as a diversification mechanism. Although valuations are not necessarily cheap, we still view the sector as offering solid relative value, and we remain overweight compared to the S&P 500.

Our technology holdings have struggled at times, hurt by our holdings in semiconductor and peripheral data storage stocks. Recently the price action has improved in both these segments, and the market seems to be looking more rationally at fast-growing, high valuation stocks. Both Twitter and Groupon, former leaders in this go-go area of tech, are down 30% from their recent highs. We think this bodes well for our more staid holdings, but we are reviewing holdings to determine what our portfolio commitment to information technology should look like in the current economic and investment environment. The dramatic uptick in interest rates from the intermediate to the long end of the yield curve has caused us to take another look at financial stocks. We thus have added some exposure to both insurance and banks which should benefit from the higher rates.

The Fund cut back on holdings within the energy sector last fall. With WTI crude oil now sitting at around $50 a barrel, we believe the sector will take a breather from earlier gains. It’s a little too early to declare that oil prices have stabilized, but the landscape has changed substantially over the last decade. The emergence of shale oil in the mid-continent has created a whole new category of “just in time” oil, as producers are much nimbler at adding or cutting production in a considerably shorter time frame than in previous cycles. It is our view that oil prices are bottoming, but that there is enough global production to make it unlikely that a new spike is in the works. The Fund remains invested in a few companies that have a high free cash flow and trade with reasonable valuations.

The Fund still has very low exposure to consumer staples and no holdings within the utilities sector. The sell-off in bonds has hurt yield-oriented groups, especially utilities, and defensive stocks underperformed cyclical areas during the bond market swoon. If the global growth picture continues to improve, the extended valuations of utilities could put the group under further pressure. Telecom is another area we have very little exposure to, as we believe most holders are there solely for the high dividend income yield rather than the fundamentals.

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2015 (Unaudited)

We thank you for the trust you’ve placed in us and for your continued support as shareholders in the Fund.

Sincerely,

Carlton Neel

David Dickerson

July 2015

The views expressed in the Market Outlook and Overview reflect those of its authors only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective.

The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, global or issuer-specific events. Focus on a particular style or industry or on small or medium-sized companies may enhance that risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks compounded.

Shares of closed-end investment companies such as the Fund, trade in the market above, below or at, net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decline. The Fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

JUNE 30, 2015 (Unaudited)

Asset Allocation

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments, net of securities sold short, at June 30, 2015.

Asset Allocation

Information Technology	18%
Financials	17
Health Care	16
Consumer Discretionary	16
Industrials	12
Energy	7
Materials	5
Other (includes short-term investments)	9

100%

OUR PRIVACY COMMITMENT

The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

THE ZWEIG FUND, INC.

KEY INVESTMENT TERMS

Affordable Care Act (ACA):

A federal statute signed into law in March 2010 as a part of the healthcare reform agenda of the Obama administration. Signed under the title of The Patient Protection and Affordable Care Act, the law included multiple provisions that would take effect over a matter of years, including the expansion of Medicaid eligibility, the establishment of health insurance exchanges and prohibiting health insurers from denying coverage due to pre-existing conditions.

American Depositary Receipt (ADR):

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Gross Domestic Product (GDP):

The market value of all officially recognized final goods and services produced within a country in a given period.

S&P 500® Index:

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

West Texas Intermediate (WTI):

WTI also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content. It is the underlying commodity of New York Merchantile Exchange’s oil futures contracts.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	Number of Shares	Value

COMMON STOCKS—98.1%
Consumer Discretionary—16.9%
Bayerische Motoren Werke ADR	179,000	$6,575
Coach, Inc.	82,000	2,838
Ford Motor Co.	433,000	6,499
GameStop Corp. Class A	80,000	3,437
Lear Corp.	58,000	6,511
Mohawk Industries, Inc.(2)	35,000	6,682
Regal Entertainment Group Class A	311,000	6,503
Royal Caribbean Cruises Ltd.	77,000	6,059
Viacom, Inc. Class B	96,000	6,205
Whirlpool Corp.	37,000	6,403

		57,712

Consumer Staples—4.8%
Archer-Daniels-Midland Co. (The)	135,000	6,510
Clorox Co. (The)	32,000	3,329
PepsiCo, Inc.	72,000	6,720

		16,559

Energy—7.3%
Continental Resources, Inc.(2)	131,000	5,553
Hess Corp.	92,000	6,153
Schlumberger Ltd.	78,000	6,723
Valero Energy Corp.	106,000	6,635

		25,064

Financials—16.5%
BB&T Corp.	164,000	6,611
BlackRock, Inc.(3)	19,500	6,747
Blackstone Group LP (The)	166,000	6,784
Goldman Sachs Group, Inc. (The)	33,900	7,078
JPMorgan Chase & Co.(3)	105,000	7,115
Lincoln National Corp.	124,000	7,343
Progressive Corp. (The)	237,000	6,596
Prudential Financial, Inc.	75,000	6,564
Wells Fargo & Co.	29,000	1,631

		56,469

Health Care—16.0%
Abbott Laboratories	144,000	7,067
Becton, Dickinson & Co.	49,000	6,941

	Number of Shares	Value

Health Care (continued)
Biogen, Inc.(2)	17,200	$6,948
Gilead Sciences, Inc.	63,000	7,376
HCA Holdings, Inc.(2)	73,000	6,622
St. Jude Medical, Inc.	94,000	6,869
UnitedHealth Group, Inc.	54,000	6,588
Zimmer Biomet Holdings, Inc.	59,000	6,445

		54,856

Industrials—12.3%
Alaska Air Group, Inc.	107,000	6,894
FedEx Corp.	38,000	6,475
L-3 Communications Holdings, Inc.	53,000	6,009
Parker Hannifin Corp.	56,000	6,514
Southwest Airlines Co.	154,000	5,096
Trinity Industries, Inc.	192,000	5,075
United Rentals, Inc.(2)	67,000	5,871

		41,934

Information Technology—17.2%
Apple, Inc.	52,000	6,522
EMC Corp.	255,000	6,729
Facebook, Inc. Class A(2)	77,000	6,604
Google, Inc. Class A(2)	5,300	2,862
Google, Inc. Class C(2)	8,523	4,436
Intel Corp.(3)	218,000	6,631
MasterCard, Inc. Class A	78,000	7,291
Micron Technology, Inc.(2)	352,000	6,632
QUALCOMM, Inc.	103,000	6,451
Western Digital Corp.	62,000	4,862

		59,020

Materials—5.3%
CF Industries Holdings, Inc.	115,500	7,424
Hi-Crush Partners LP	125,136	3,841
Mosaic Co. (The)	145,000	6,793

		18,058

Telecommunication Services—1.8%
Verizon Communications, Inc.(3)	131,000	6,106

		6,106
TOTAL COMMON STOCKS (Identified Cost $275,130)		335,778

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

	Number of Shares	Value

CLOSED END FUNDS—1.1%
Templeton Dragon Fund, Inc.	161,000	$3,993
TOTAL CLOSED END FUNDS (Identified Cost $2,778)		3,993
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified cost $277,908)		339,771
SHORT-TERM INVESTMENTS—0.8%
Money Market Mutual Funds—0.8%
Fidelity Money Market Portfolio—Institutional Shares (seven-day effective yield 0.140%)	2,575,121	2,575
Total Short-Term Investments (Identified Cost $2,575)		2,575
TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT—100.0% (Identified Cost $280,483)		342,346	(1)
SECURITIES SOLD SHORT—(1.1)%
COMMON STOCKS
Consumer Discretionary—(1.1)%
Phillips-Van Heusen Corp.	(33,000)	(3,801)
TOTAL SECURITIES SOLD SHORT (Proceeds $3,445)		(3,801	)(1)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT (Identified Cost $277,038)—98.9%		338,545
Other assets and liabilities, net—1.1%		3,679

NET ASSETS—100.0%		$342,224

(1)	Federal Income Tax Information: For tax information at June 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of securities segregated as collateral for securities sold short and/or margin borrowing.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2015 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$335,778	$335,778
Closed End Funds	3,993	3,993
Short-Term Investments	2,575	2,575

Total Investments before Securities Sold Short	$342,346	$342,346

Liabilities:
Securities Sold Short	(3,801)	(3,801)

Total Liabilities	$(3,801)	$(3,801)

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at June 30, 2015.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2015 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets:
Investment at value before securities sold short (Identified cost $280,483)	$342,346
Cash	290
Deposits with prime broker net of margin borrowing	3,462
Receivables:
Investment securities sold	7,848
Dividends and interest	195
Tax reclaims	4
Prepaid directors’ fees	115
Prepaid expenses	18

Total assets	354,278

Liabilities:
Securities sold short at value (Proceeds $3,445)	3,801
Payables:
Investment securities purchased	7,802
Fund shares repurchased	62
Investment advisory fee	246
Administration fee	19
Transfer agent fees and expenses	10
Professional fees	43
Directors’ fees and expenses	26
Other accrued expenses	45

Total liabilities	12,054

Net Assets	$342,224

Capital:
Capital paid in on shares of beneficial interest	$258,800
Accumulated undistributed net investment income (loss)	(8,762)
Accumulated undistributed net realized gain (loss)	30,679
Net unrealized appreciation (depreciation) on investments	61,863
Net unrealized appreciation (depreciation) on securities sold short	(356)

Net Assets	$342,224

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 20,278,893	$16.88

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

($ reported in thousands)

Investment Income:
Dividends (net of foreign taxes withheld of $15)	$2,857

Total investment income	2,857

Expenses:
Investment advisory fees	1,497
Administration fees	114
Directors’ fees	138
Professional fees	92
Printing fees and expenses	68
Transfer agent fees and expenses	39
Custodian fees	2
Miscellaneous	51

Expenses before dividends and interest expense	2,001
Dividends on short sales	(84	)(1)
Interest expense on short sales and margin borrowing	5

Total expenses	1,922

Net investment income	935

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,364
Securities sold short	1,047
Net change in unrealized appreciation (depreciation) on:
Investments	(24,521)
Securities sold short	(1,171)

Net realized and unrealized gain (loss)	(4,281)

Net increase (decrease) in net assets resulting from operations	$(3,346)

(1)	Includes a capital adjustment in the current year which reduces expenses for a previously held short security.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$935		$2,338
Net realized gain (loss)	21,411		24,025
Net change in unrealized appreciation (depreciation)	(25,692)		6,722

Net increase (decrease) in net assets resulting from operations	(3,346)		33,085

Dividends and distributions to shareholders from
Net investment income	(10,718	)(1)	(2,380)
Net realized long-term gains	—		(18,935)

Total dividends and distributions to shareholders	(10,718)		(21,315)

Capital share transactions
Common Shares repurchased	(2,865)		(5,793)

Net increase (decrease) in net assets derived from capital share transactions	(2,865)		(5,793)

Net increase (decrease) in net assets	(16,929)		5,977

NET ASSETS
Beginning of period	359,153		353,176

End of period	$342,224		$359,153

Accumulated undistributed net investment income (loss) at end of period	$(8,762)		$1,021

Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	20,466,093		20,854,593
Common Shares repurchased	(187,200)		(388,500)

Common Shares outstanding at end of period	20,278,893		20,466,093

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of June 30, 2015, we estimate 13% of the distributions will represent net investment income, 54% will represent short-term gains, and 33% will represent long-term capital gains. Also refer to the inside front cover for the Managed Distribution Plan.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012		2011	2010
PER SHARE DATA
Net asset value, beginning of period	$17.55		$16.94	$13.89	$13.48		$15.20	$15.36

Income from investment operations
Net investment income (loss)(3)	0.05		0.11	0.14	0.10		0.04	0.04
Net realized and unrealized gains (losses)	(0.21)		1.49	3.66	1.28		(0.28)	1.24

Total from investment operations	(0.16)		1.60	3.80	1.38		(0.24)	1.28

Dividends and Distributions
Dividends from net investment income	(0.53	)(10)	(0.11)	(0.13)	(0.10)		(0.04)	(0.08)
Distributions from net realized gains	—		(0.92)	(0.65)	(0.33)		(0.36)	(0.32)
Tax return of capital	—		—	(0.10)	(0.54)		(1.08)	(1.04)

Total dividend and distributions	(0.53)		(1.03)	(0.88)	(0.97)		(1.48)	(1.44)

Anti-dilutive impact of repurchase plan (Note 6)	0.02		0.04	0.13	—		—	—

Net asset value, end of period	$16.88	(11)	$17.55	$16.94	$13.89		$13.48	$15.20

Market value, end of period(1)	$14.70		$15.46	$14.86	$12.19		$11.60	$13.40

Total investment return(2)	(1.60	)%(8)	11.34%	30.31%	13.62%		(3.54)%	12.87%

Total return on net asset value(4)	(0.46	)%(8)	10.93%	30.29%	11.41%		(1.18)%	10.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$342,224		$359,153	$353,176	$309,124		$310,028	$349,212
Ratio of expenses to average net assets (after expense waivers and dividend and interest expense)	1.10	%(9)(11)	1.26%	1.19%	1.15	%(6)	1.06%	1.23%
Ratio of expenses to average net assets (before expense waivers and after dividend and interest expense)(7)	1.10	%(9)(11)	1.26%	1.25%	1.32%		1.17%	1.23%
Ratio of net investment income (loss) to average net assets	0.53	%(9)(11)	0.66%	0.91%	0.74%		0.32%	0.37%
Portfolio turnover rate	36	%(8)	57%	62%	82%		78%	42%

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of common shares of the opening on the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(3)	Computed using average shares outstanding.
(4)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 7). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010
Net Asset Value (prior to reverse stock split)	$3.37	$3.80
Market Price (prior to reverse stock split)	$2.90	$3.35

(6)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 1.06% and the Ratio of expenses to average net assets (before expense waivers) would be 1.23%.
(7)	Ratios of expenses, excluding dividends on short sales and interest expense for the periods ended December 31, or as otherwise noted, are as follows:

Six Months Ended June 30, 2015 (Unaudited)	Year Ended
	2014	2013	2012	2011	2010
1.15%	1.19%	1.22%	1.27%	1.17%	1.23%

(8)	Not annualized.
(9)	Annualized.
(10)	Please note that the tax status of our distributions is determined at the end of the tax year.
(11)	Includes a capital adjustment in the current year which reduces expenses for a previously held short security. Impact on the expense ration is 5 bps, impact on the net investment income is 3 bps and the impact on the net asset value per share is less than $0.005 per share.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 (Unaudited)

Note 1. Organization

The Zweig Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly internal fair valuations are reviewed and ratified by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded-funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the- counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

C.	Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 6 percent of the Fund’s NAV on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Note 3. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

A.	Investment Advisory Fee:

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.85% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. During the six months ended June 30, 2015, the Fund incurred administration fees of $114, which are included in the Statement of Operations.

C.	Directors Fee:

For the six months ended June 30, 2015, the Fund incurred director fees totaling $112 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the six months ended June 30, 2015, were as follows:

Purchases	Sales
$126,374	$151,681

Note 5. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 6. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend

At June 30, 2015, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 20,278,893 shares are outstanding.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2015 and December 31, 2014, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 13, 2012. From January 1, 2014 through December 31, 2014, the Fund repurchased 388,500 shares at an average price of $14.89. The average discount to NAV at which repurchases were executed during this period was 12.69%. From January 1, 2015 through June 30, 2015, the Fund repurchased 187,200 shares at an average price of $15.28. The average discount to NAV at which repurchases were executed during this period was 12.05%. As of June 30, 2015, there are 1,672,841 shares remaining (representing 8.2% of the Fund’s shares then outstanding) that are authorized to be purchased under the repurchase plan in the future.

On July 1, 2015, the Fund announced a distribution of $0.253 per share to shareholders of record on July 13, 2015. This distribution had an ex-dividend date of July 9, 2015, and was paid on July 20, 2015.

Note 7. Reverse Stock Split

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a reverse split-adjusted basis under a new CUSIP number (989834205). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the NAV per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Per share data, including the proportionate impact to market price, in the Financial Highlights table has been restated to reflect the reverse stock split.

Note 8. Borrowings

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowing on margin and/or using proceeds from shorts are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

During the period ended June 30, 2015, the Fund utilized borrowing on margin and/or using proceeds from shorts for 52 days at an average interest rate of 0.53% and with an average daily borrowing balance during that period of $3,722. For the period ended June 30, 2015, the interest costs related to borrowing amounted to $5 and are included within the “Interest expense on short sales and margin borrowing” line on the Statement of Operations.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2015 (Unaudited)

As of June 30, 2015, outstanding borrowings amounted to $286 which is included within the “Deposits with prime broker net of margin borrowing” line on the Statement of Assets and Liabilities.

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 10. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At June 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$281,376	$69,236	$(8,266)	$60,970
Securities Sold Short	(3,445)	—	(356)	(356)

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales and passive activity losses.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

SUPPLEMENTARY PROXY INFORMATION

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on June 11, 2015. The meeting was held for purposes of electing two (2) Directors to the Board of Directors for a three-year term.

The results were as follows:

Election Directors	Votes For	Votes Withheld
James B. Rogers, Jr.	11,086,063	3,518,885
Christopher Ruddy	11,456,493	3,148,455

Based on the foregoing, James B. Rogers, Jr. was re-elected and Christopher Ruddy elected, to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, R. Keith Walton, William H. Wright II and Brian T. Zino.

DIRECTORS AND OFFICERS

George R. Aylward, President, Chairman, and Chief Executive Officer

James B. Rogers, Jr., Director

Christopher Ruddy, Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Fund, Inc., please

contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q2-15

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2015	0	$0.00	0	1,860,041
February 2015	50,500	$15.38	50,500	1,809,541
March 2015	52,500	$15.49	52,500	1,757,041
April 2015	7,500	$15.35	7,500	1,749,541
May 2015	16,000	$15.31	16,000	1,733,541
June 2015	60,700	$15.00	60,700	1,672,841
Total	187,200	$15.28	187,200	1,672,841

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12, and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,382,838 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2015 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	9/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	9/4/15

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date	9/4/15

* Print the name and title of each signing officer under his or her signature.